Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: May 31, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.

Date: June 30, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended May 31, 2010
Index

Combining Condensed Statements of Income and Comprehensive Income for the Month Ended May 31, 2010 and Cumulative Post-Petition Period Ended May 31, 2010		3

Combining Condensed Balance Sheet		4

Notes to Unaudited Combined Condensed Financial Statements		5
Note 1:	Chapter 11 Cases and Proceedings	5
Note 2:	Basis of Presentation	6
Note 3:	Summary of Significant Accounting Policies	8
Note 4:	Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	8
Note 5:	Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6:	Rejected Contracts and Related Matters	9
Note 7:	General and Administrative Expenses and Reorganization Items	10

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	May 31, 2010	May 31, 2010	May 31, 2010	Ended May 31, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$8,447	$126,180	$134,627	$1,866,598
Tenant recoveries	2,253	58,307	60,560	833,956
Overage rents	114	2,203	2,317	50,713
Land sales	419	—	419	10,724
Management fees and other corporate revenues	2,427	—	2,427	12,510
Other	1,294	4,691	5,985	82,741

Total revenues	14,954	191,381	206,335	2,857,242

Expenses:
Real estate taxes	1,900	18,192	20,092	267,650
Property maintenance costs	738	6,952	7,690	208,768
Marketing	148	1,752	1,900	32,978
Ground and other rents	293	822	1,115	16,021
Other property operating costs	4,114	31,052	35,166	389,207
Land sales operations	1,730	1	1,731	24,806
Provision for doubtful accounts	(86)	1,767	1,681	26,225
Property management and other costs	8,624	6,471	15,095	104,365
General and administrative	3,518	—	3,518	62,678
Provisions for impairment	31	—	31	866,508
Depreciation and amortization	4,560	44,846	49,406	682,011

Total expenses	25,570	111,855	137,425	2,681,217

Operating (loss) income	(10,616)	79,526	68,910	176,025

Interest (expense) income, net	(29,691)	(69,960)	(99,651)	(1,315,722)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(40,307)	9,566	(30,741)	(1,139,697)
Provision for income taxes	(142)	(176)	(318)	(10,709)
Equity in income of Real Estate Affiliates	6,389	—	6,389	96,332
Reorganization items	(27,805)	(12,103)	(39,908)	193,928

Net loss	(61,865)	(2,713)	(64,578)	(860,146)
Allocation to noncontrolling interests	606	—	606	6,213

Net loss attributable to common stockholders	$(61,259)	$(2,713)	$(63,972)	$(853,933)

Basic and Diluted Loss Per Share:	$(0.20)	$(0.01)	$(0.20)	$(2.70)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive (Loss) Income, Net:
Net loss attributable to common stockholders	$(61,259)	$(2,713)	$(63,972)	$(853,933)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,187	—	1,187	21,939
Accrued pension adjustment	(221)	—	(221)	846
Foreign currency translation	(10,009)	—	(10,009)	40,058
Unrealized gains on available-for-sale securities	—	—	—	86

Other comprehensive income, net	(9,043)	—	(9,043)	62,929

Comprehensive (loss) income attributable to common stockholders	$(70,302)	$(2,713)	$(73,015)	$(791,004)

The accompanying notes are an integral part of these consolidated financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	May 31, 2010	May 31, 2010	May 31, 2010
	(Dollars in thousands)
Assets:
Investment in real estate:
Land	$215,532	$2,696,593	$2,912,125
Buildings and equipment	1,067,100	17,812,295	18,879,395
Less accumulated depreciation	(256,299)	(3,685,126)	(3,941,425)
Developments in progress	243,729	120,330	364,059

Net property and equipment	1,270,062	16,944,092	18,214,154
Investment in and loans to/from Unconsolidated Real Estate Affiliates	373,981	6,403	380,384
Investment property and property held for development and sale	1,208,349	—	1,208,349
Investment in controlled non-debtor entities	3,933,573	58,889	3,992,462

Net investment in real estate	6,785,965	17,009,384	23,795,349
Cash and cash equivalents	473,249	5,961	479,210
Accounts and notes receivable, net	17,565	302,356	319,921
Goodwill	199,664	—	199,664
Deferred expenses, net	41,646	174,065	215,711
Prepaid expenses and other assets	280,865	306,492	587,357

Total assets	$7,798,954	$17,798,258	$25,597,212

Liabilities and Equity:
Mortgages, notes and loans payable	$408,770	$12,108,237	$12,517,007
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,815	—	32,815
Deferred tax liabilities	903,046	—	903,046
Accounts payable and accrued expenses	616,494	438,383	1,054,877

Liabilities not subject to compromise	1,961,125	12,546,620	14,507,745
Liabilities subject to compromise	7,473,090	1,952,697	9,425,787

Total liabilities	9,434,215	14,499,317	23,933,532

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	103,458	—	103,458

Total redeemable noncontrolling interests	224,214	—	224,214

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,845,130 shares issued as of May 31, 2010	3,188	—	3,188
Additional paid-in capital	4,343,329	(568,450)	3,774,879
Retained earnings (accumulated deficit)	(6,142,809)	3,867,379	(2,275,430)
Accumulated other comprehensive loss	(1,905)	12	(1,893)
Less common stock in treasury, at cost, 1,449,939 shares as of May 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,874,949)	3,298,941	1,423,992
Noncontrolling interests in consolidated real estate affiliates	15,474	—	15,474

Total equity	(1,859,475)	3,298,941	1,439,466

Total liabilities and equity	$7,798,954	$17,798,258	$25,597,212

The accompanying notes are an integral part of these consolidated financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May 2009 MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
Through May 31, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, all of the 262 Debtors (the “Track 1 Debtors”) associated with the 108 filed secured mortgage loans (approximately $14.90 billion in total) filed consensual plans of reorganization (the “Track 1 Plans”). All but 7 of such Debtors associated with 3 secure mortgage loans aggregating $185.3 million have emerged from bankruptcy. The Chapter 11 Cases for the remaining Debtors (generally, GGP, GGPLP and other holding company or investment subsidiaries (the “TopCo Debtors”) which own certain individual or groups of properties (collectively, the “Remaining Debtors”)) will continue until their respective plans of reorganization are filed with the Bankruptcy Court, approved by the applicable classes of creditors and confirmed by the Bankruptcy Court.
In such regard, GGP, along with the other TopCo Debtors, is expected to file its plan of reorganization and accompanying disclosure statement (the “TopCo Plan”) on or around July 9, 2010. GGP has filed a motion to extend the exclusive period in which to file the TopCo Plan through October 19, 2010 and its exclusive period to solicit acceptances of the TopCo Plan through December 16, 2010. The current exclusive periods are scheduled to expire on July 15, 2010 and September 15, 2010, respectively.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors was, or continues to be, operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” – see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that have emerged from bankruptcy protection; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the Remaining Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of May 31, 2010 with respect to the Track 1 Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1 Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $283.1 million was recorded on such $7.41 billion of secured debt that

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
emerged in the first and second quarters of 2010, with the resulting gain classified as a reorganization item. Additional gains are expected to be recorded in the remainder of 2010 with respect to mortgage loans and other debt related to the Remaining Debtors that have emerged or will emerge from bankruptcy in 2010.
Of the Emerged Debtors, we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors have until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to emergence of the TopCo Debtors, all cash produced by the property is under the control of respective lenders and we are required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender can change the manager of the property or put the property in receivership and GGP has the right to deed the property to the lender, but no such actions have yet occurred. Generally accepted accounting principles state that an entity may choose to elect the fair value option for an eligible item only on the date of the event that requires Fair Value measurement. As each of the Special Consideration Properties emerged from Bankruptcy, we elected to measure and report the mortgages related these properties at Fair Value from the date of emergence because the Debtor entities of the Special Consideration Properties have the right to return the properties to the lenders in full satisfaction of the related debt. Accordingly, the Fair Value of the mortgage liability should not exceed the Fair Value of the underlying property.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during the three months ended March 31, 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Chapter 11 bankruptcy protection.
Combining condensed income statement and balance sheets have been presented as of May 31, 2010 with separate columns for the segregation of Debtors for which plans of reorganization have been approved (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). With respect to the Unconfirmed Entities, property management and other costs reflect reimbursements of costs allocated to the Post-Confirmation Entities. This presentation does not affect the presentation of other schedules as all original Debtors are included in this separate presentation where denoted. As of May 31, 2010, the Post-Confirmation Entities include 262 Debtors while the Unconfirmed Entities include 126 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1 Debtors that emerged from bankruptcy into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On May 31, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $123.3 million. In addition, as of May 27, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $139.0 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
May 31, 2010
(In thousands)
Below-market ground leases	$181,206
Prepaid expenses	79,326
Security and escrow deposits	101,130
Real estate tax stabilization agreement	69,972
Receivables — finance leases and bonds	58,475
Special Improvement District receivable	48,681
Above-market tenant leases	20,383
Deferred tax, net of valuation allowances	8,035
Other	20,149

Total prepaid expenses and other assets	$587,357

The components of combined security and escrow deposits of the Debtors are summarized as follows:

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

All Debtors as of
May 31, 2010
(In thousands)
Utility and other security deposits	$31,530
Operating funds — restricted	24,841
Real estate tax escrows	9,530
Construction/major maintenance reserves	4,732
Other miscellaneous escrows	28,588
Collateralized letters of credit and other credit support	1,909

Total security and escrow deposits	$101,130

The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at May 31, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
May 31, 2010
(In thousands)
Accrued interest	$476,580
Accounts payable and accrued expenses	321,847
Accrued payroll and other employee liabilities	171,715
Uncertain tax position liabilities	129,846
Construction payable	84,198
Deferred gains/income	64,254
Accrued real estate taxes	72,678
Hughes accrued participation	68,378
Below-market tenant leases	48,267
Unapplied cash receipts	30,599
Accounts payable to affiliates	(38,578)
Other	197,000

Total accounts payable and accrued expenses	1,626,784
Less: amounts not subject to compromise	(1,054,877)

Total accounts payable and accrued expenses subject to compromise	$571,907

The following table summarizes the amounts of LSTC (see Note 2) at May 31, 2010:

(In thousands)
Mortgages and secured notes	$3,236,670
Unsecured notes	5,617,210
Accounts payable and accrued expenses	571,907

Total liabilities subject to compromise	$9,425,787

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors may consider the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plans. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	May 31, 2010	May 31, 2010
	(In thousands)
Insider compensation	$786	$18,089
Public Company expense (1)	643	9,412
Travel, entertainment, insurance and other	2,089	35,177

Total general and administrative	$3,518	$62,678

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	May 31, 2010	May 31, 2010
	(In thousands)
Gains on liabilities subject to compromise — vendors (1)	$344	$47,733
Gains on liabilities subject to compromise — mortgage debt (2)	—	625,237
Interest income (3)	21	100
U.S. Trustee fees (4)	(286)	(6,555)
Restructuring costs — Chapter 11 Retained Professionals (5)	(14,723)	(147,495)
Restructuring costs — including other professional fees (6)	(25,264)	(325,092)

Total reorganization items	$(39,908)	$193,928

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such gains include $38.0 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended May 31, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended May 31, 2010
	Debtors	Eliminations	Combined All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$134,632	$(5)	134,627
Tenant recoveries	60,560	—	60,560
Overage rents	2,317	—	2,317
Land sales	419	—	419
Management fees and other corporate revenues	2,107	320	2,427
Other	6,052	(67)	5,985

Total revenues	206,087	248	206,335

Expenses:
Real estate taxes	20,092	—	20,092
Property maintenance costs	7,690	—	7,690
Marketing	1,900	—	1,900
Ground and other rents	1,115	—	1,115
Other property operating costs	35,165	1	35,166
Land sales operations	1,731	—	1,731
Provision for doubtful accounts	1,681	—	1,681
Property management and other costs	14,847	248	15,095
General and administrative	3,518	—	3,518
Provisions for impairment	31	—	31
Depreciation and amortization	49,406	—	49,406

Total expenses	137,176	249	137,425

Operating income	68,911	(1)	68,910

Interest (expense) income, net	(99,651)	—	(99,651)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(30,740)	(1)	(30,741)
Provision for income taxes	(318)	—	(318)
Equity in income of Real Estate Affiliates	(593)	6,982	6,389
Reorganization items	(39,908)	—	(39,908)

Net income	(71,559)	6,981	(64,578)
Allocation to noncontrolling interests	(1,436)	2,042	606

Net income attributable to common stockholders	$(72,995)	$9,023	$(63,972)

Basic and Diluted Earnings Per Share:	$(0.23)	$0.03	$(0.20)

Comprehensive Income (Loss), Net:
Net income attributable to common stockholders	$(72,995)	$9,023	$(63,972)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,187	—	1,187
Accrued pension adjustment	(221)	—	(221)
Foreign currency translation	(10,009)	—	(10,009)
Unrealized gains (losses) on available-for-sale securities	—	—	—

Other comprehensive income (loss), net	(9,043)	—	(9,043)

Comprehensive loss attributable to common stockholders	$(82,038)	$9,023	$(73,015)

The accompanying notes are an integral part of these consolidated financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended May 31, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,912,125	$—	$2,912,125
Buildings and equipment	18,879,395	—	18,879,395
Less accumulated depreciation	(3,941,425)	—	(3,941,425)
Developments in progress	438,773	(74,714)	364,059

Net property and equipment	18,288,868	(74,714)	18,214,154
Investment in and loans to/from Unconsolidated Real Estate Affiliates	600,501	(220,117)	380,384
Investment property and property held for development and sale	1,133,898	74,451	1,208,349
Investment in controlled non-debtor entities	15,570,359	(11,577,897)	3,992,462

Net investment in real estate	35,593,626	(11,798,277)	23,795,349
Cash and cash equivalents	471,807	7,403	479,210
Accounts and notes receivable, net	319,921	—	319,921
Goodwill	199,664	—	199,664
Deferred expenses, net	215,711	—	215,711
Prepaid expenses and other assets	947,793	(360,436)	587,357

Total assets	$37,748,522	$(12,151,310)	$25,597,212

Liabilities and Equity:
Mortgages, notes and loans payable	$12,517,007	$—	$12,517,007
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,815	—	32,815
Deferred tax liabilities	903,046	—	903,046
Accounts payable and accrued expenses	1,084,847	(29,970)	1,054,877

Total liabilities not subject to compromise	14,537,715	(29,970)	14,507,745
Liabilities subject to compromise	9,796,782	(370,995)	9,425,787

Total liabilities	24,334,497	(400,965)	23,933,532

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	103,458	—	103,458

Total redeemable noncontrolling interests	224,214	—	224,214

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,845,130 shares issued as of May 31, 2010	3,188	—	3,188
Additional paid-in capital	12,164,050	(8,389,171)	3,774,879
Retained earnings (accumulated deficit)	1,085,744	(3,361,174)	(2,275,430)
Accumulated other comprehensive loss	(1,893)	—	(1,893)
Less common stock in treasury, at cost, 1,449,939 shares as of May 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,174,337	(11,750,345)	1,423,992
Noncontrolling interests in consolidated real estate affiliates	15,474	—	15,474

Total equity	13,189,811	(11,750,345)	1,439,466

Total liabilities and equity	$37,748,522	$(12,151,310)	$25,597,212

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended May 31, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
(In thousands)
$ 16,405	$3,683	$1,051

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on April 23, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	May 31, 2010	May 31, 2010
	(In thousands)
Federal and state income taxes	$3,342	$—

State and local taxes:
Property *	72,678	13,132
Sales and use	1,482	558
Franchise	766	1,138
Other	751	243

Total state and local taxes	75,677	15,071

Total taxes	$79,019	$15,071

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
1551 Hillshire Drive	$—	$8
1635 Village Ctr Circle	—	—
1645 Village Ctr Circle	—	—
20 Columbia Corp Ctr	—	—
30 Columbia Corp Ctr	—	—
Victoria Ward Limited	17	—
Ward Gateway-Industrial-Villag	73	—
40 Columbia Corp Ctr	—	—
40 Columbia Corp Inc	—	—
Ala Moana Ctr	3,222	—
Ala Moana Pacific	—	—
Ala Moana Plaza	—	—
Ala Moana Tower	—	—
Alameda Plaza	165	—
Animas Valley	98	113
Apache Mall	—	854
Arizona Center	57	—
Arizona Center Cinem	15	—
Arizona Center Off	29	—
Arizona Center One	186	—
Arizona Center Other	—	—
Arizona Center Parki	59	—
Arizona Center Two	243	—
Arizona Ctr Garden Off	15	—
Arizona Ctr W Prkng Lot	—	—
Augusta Anchor Acq	149	—
Augusta Mall	303	—
Austin Bluffs	50	—
Austin Mall Ltd Part	—	—
Bailey Hills Village	—	—
Baskin Robbins	6	—
Bay City	—	—
Bayshore	—	—
Beachwood Place	3,555	—
Bellis Fair	22	—
Birchwood	319	—
Boise Towne Plaza	212	—
Boise Towne Square	1,824	—
Boise Twne Squ Anch Acq	77	—
Brass Mill Center	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
Brass Mill Commons	—	—
Burlington Town Ctr	95	5
Burlington Town Offi	17	—
Cache Valley Mall	107	—
Cache Valley Marktpl	47	—
Calendonian Holding	—	—
Canyon Point	—	—
Capital	124	—
Century	48	—
Chapel Hills	1,098	—
Chico Mall	—	—
Chula Vista	—	—
Collin Creek	782	—
Collin Creek-Dillards	—	—
Colony Square	352	—
Columbia	224	—
Columbiana	626	—
Coronado Center	329	—
Corporate Pointe #2	—	26
Corporate Pointe #3	—	38
Cottonwood Mall	122	—
Cottonwood Square	18	—
Country Hills Plaza	58	—
Crossing Bus Ctr #6	—	—
Crossing Bus Ctr #7	—	—
Crossroads Ctr	—	1,500
Deerbrook	541	—
Deerbrook Mall Anchor Acq	29	—
Division Crossing	—	—
Eagle Ridge	225	—
Eastridge (CA)	—	—
Eastridge Mall (WY)	114	—
Eden Prairie	—	2,025
Eden Prairie Ctr Anch	—	113
Elk Grove Promenade	—	—
Fairwood Dev Corp Share	—	—
Fallbrook Center	—	—
Faneuil Hall Marketplc	—	—
Fashion Place	515	—
Fashion Place Anchor Acq	38	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
Fashion Show	—	21
Foothills Mall	837	—
Fort Union	28	—
Four Seasons Town Ctr	718	—
Four State/TRC of Nev	—	—
Fox River	1,336	—
Fremont Plaza	—	—
Gateway	—	—
Gateway Crossing	83	—
Gateway Overlook	—	—
GGPLP-Shared	1,068	—
Glenbrook Sq Anchor Acq	186	—
Glenbrook Square	4,206	—
Grand Teton Mall	760	—
Grand Teton Plaza	164	—
Grand Traverse	261	—
Greengate Mall, Inc	—	—
Greenwood	204	—
Halekauwila Bldg	—	—
Halsey Crossing	—	—
Harborplace	—	—
Harborplace Alloc	—	—
Hulen Mall	878	—
Jordan Creek Town Ctr	3,975	—
JP Realty	—	—
Kamakee Building	—	—
Kamani Building	—	—
Kapiolani Properties	—	—
Kendall Town Center	369	—
Knollwood	—	310
Lakemoor	—	—
Lakeside Mall	—	—
Lakeview Square	363	—
Landmark	203	—
Lansing Mall	499	—
Lincolnshire Commons	401	203
Lockport	—	—
Lynnhaven Mall	—	1,237
Mall Bluffs	1,574	—
Mall of Louisiana	514	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
Mall of Louisiana Pwr Ctr	64	—
Mall St Vincent	260	—
Mall St. Matthews	327	—
Market Place	1,554	822
Mayfair	3,420	—
Mayfair Bank	237	—
Mayfair North	248	—
Mayfair Prof	94	—
Mayfair-Aurora Hlth CtrSht	225	—
Moreno	37	—
Natick Retail, LLC	—	—
New Orleans Riverwalk, Ltd	—	—
Newgate	310	—
Newgate Mall Land	—	—
Newpark	—	39
NewPark Mall Anchor Acq	—	—
North Plains Mall	26	30
North Point	1,023	—
North Star Mall	3,321	—
North Star Mall Anch Acq	356	—
North Temple Shops	—	—
North Town Mall	13	—
Northgate	275	—
Northridge	—	—
Oakwood	1,118	—
Oakwood Center	191	—
Oglethorpe	138	437
Orem Plaza Ctr St	31	—
Orem Plaza State St	15	—
Other Hughes Properties	—	—
Oviedo Marketplace	281	—
Owings Mills Mall	—	—
Owings Mills Off Alloc	—	—
Oxmoor Center	313	—
Park City	—	—
Park Meadows	—	—
Park Place	536	—
Park West	456	55
Peachtree Mall	617	—
Pecanland Mall	269	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
Pecanland Mall Anchor Acq	21	—
Piedmont	—	113
Pierre Bossier	98	—
Pine Ridge Mall	413	—
Pioneer Place	—	40
Plaza 800	—	—
Plaza 9400	63	—
Pohukaina Center	—	—
Pohukaina Court	—	—
Price NT Corp	—	—
Prince Kuhio	—	—
Providence Place	—	—
Provo Plaza	18	—
PTC Motels	—	—
Rascap Realty, Ltd	—	—
Red Cliffs Mall	89	—
Red Cliffs Plaza	25	—
Redlands Promenade	—	—
Regency	567	—
Retail at Residential	(289)	—
Ridgedale Center	—	1,851
Ridgely Building	—	—
Rio West	88	—
River Falls	729	—
River Hills	1,396	787
River Pointe Plaza	41	—
Riverlands	25	—
Riverside Plaza	65	—
Rivertown	983	—
Rock Springs Home	—	—
Rogue Valley Mall	—	—
Rouse Coral Gables Inc	—	—
S St. Marketplace Theater	167	—
Saint Louis Galleria	1,661	—
Saint Louis Galleria Anch	33	—
Salem Center	—	14
Seaport Marketplace, Inc	—	—
Sikes Senter	553	—
Silver Lake Mall	193	—
Sooner	172	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
South St Seaport Schem	—	—
South St Seaport Sh Maint	—	—
South Street Alloc	—	—
South Street L.P.-Pier	—	—
South Street L.P.-Telco	—	—
South Street LP-Museum Blk	—	—
South Street Seaport	—	—
Southlake	468	—
Southland Center	—	—
Southland Mall	—	—
SouthShore	—	—
Southwest Off l	154	—
Southwest Off ll	48	—
Southwest Plaza	2,109	—
Spring Hill	1,995	1,078
Staten Island Mall	—	—
Steeplegate	—	—
Stonestown Galleria	—	—
Stonestown Land	—	—
Stonestown Medical	—	—
Summerlin Commu Assets	—	—
The Boulevard	—	—
The Bridges @ Mint Hill	8	—
The Commons Foothills	29	—
The Crossroads	546	—
The Gallery Harbor Off	—	—
The Gallery Harbor Othr	—	—
The Gallery Harbor-Gar	402	877
The Gallery Harborplace	—	—
The Grand Canal	—	—
The Hughes Corp	—	—
The Maine Mall	8	—
The Mall @ Sierra Vista	187	218
The Pines	140	—
The Plaza Foothills	69	—
The Shoppes @ Palazzo	—	—
The Shoppes at Detroit Gwy	—	—
The Shops @ Summerlin Ctre	—	264
The Shops Fallen Timbers	1,884	—
The Shops Foothills	111	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

Property Tax
Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
(In thousands)
The Village Cr Keys Off	—	—
The Village Cross Keys	—	—
The Village of Redlands	—	—
The Woodlands Anch Acq	38	—
THHC Land (WOBU)	—	—
THHC Participation	—	—
Three Rivers Mall	—	—
Toshiba Hawaii, Inc	—	—
Town East	1,530	—
Tucson 4646 Outparcel	13	—
Tucson 4848 Outparcel	17	—
Tucson Anc Acq	26	—
Tucson Mall	363	—
TV Investment Inc	—	—
TWC Operating Hold Inc	—	—
Twin Falls Crossing	31	—
Tysons	1,044	—
UK American Prop	—	—
Unconsolidated JV-Adj	—	—
University Crossing	104	—
Valley Hills	688	—
Valley Plaza Mall	—	—
Victoria Ward	—	—
Victoria Ward Shr Op	—	—
Vill of Cross Keys Quad	—	—
Vill Square-Ret PH III	—	—
Vill Square-Tennis Barn	—	—
Village-Jordan Creek	1,044	—
Visalia Mall	—	—
Vista Commons	—	—
Vista Ridge	784	—
Ward Entertainment Ctr-	—	—
Ward Gateway Ctr	—	—
Ward Industrial Ctr	—	—
Ward Plaza	—	—
Ward Village	—	—
Ward Village Shops	—	—
Ward Warehouse	—	—
Washington Park	70	—
West Valley	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2010	May 31, 2010
	(In thousands)
Westwood	108	—
White Marsh LP Share	—	—
White Marsh Mall	—	—
White Mountain Mall	46	54
Willowbrook (NJ)	95	—
Woodbridge Center	—	—
Woodlands	639	—
Woodlands	51	—
Woodlands Inv Led	—	—
Woodlands Village	45	—
Yellowstone Square	86	—

	$72,678	$13,132

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,393
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	2
Lockport L.L.C.	09-11966	12
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	710
GGP-Mint Hill L.L.C.	09-11969	59
Pines Mall Partners	09-11970	31
GGP-Grandville L.L.C.	09-11971	1,163
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	40
La Place Shopping, L.P.	09-11974	17
GGP-Tucson Land L.L.C.	09-11975	5
Tucson Anchor Acquisition, LLC	09-11976	89
General Growth Properties, Inc.	09-11977	1
GGP Limited Partnership	09-11978	39,594
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	16
Rouse Company LP, The	09-11983	143
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	325
Alameda Mall Associates	09-11986	848
Bay Shore Mall Partners	09-11987	419
Chico Mall, L.P.	09-11988	98
Lansing Mall Limited Partnership	09-11989	392
GGP-Pecanland, L.P.	09-11990	525
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	569
South Shore Partners, L.P.	09-11993	44
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	332
New Orleans Riverwalk Associates	09-11998	197
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	845
White Marsh Mall Associates	09-12001	845
White Marsh Phase II Associates	09-12002	845

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
Parke West, LLC	09-12003	679
GGP-Newpark L.L.C.	09-12004	(400)
Elk Grove Town Center, L.P.	09-12005	4,244
Baltimore Center Associates Limited Partnership	09-12006	922
Baltimore Center Garage Limited Partnership	09-12007	1,238
Century Plaza L.L.C.	09-12008	32
Harbor Place Associates Limited Partnership	09-12009	300
Price Development Company, Limited Partnership	09-12010	86
Rouse-Phoenix Theatre Limited Partnership	09-12011	14
Rouse-Arizona Retail Center Limited Partnership	09-12012	167
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	287
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,147
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	193
Parkside Limited Partnership	09-12021	145
Park Square Limited Partnership	09-12022	37
Rouse SI Shopping Center, LLC	09-12023	308
Augusta Mall, LLC	09-12024	1,454
Burlington Town Center LLC, The	09-12025	2
Fashion Show Mall LLC	09-12026	4,609
GGP Ala Moana L.L.C.	09-12027	10,945
GGP Jordan Creek L.L.C.	09-12028	(1,648)
GGP Village at Jordan Creek L.L.C.	09-12029	(4)
GGP-Four Seasons L.L.C.	09-12030	2,126
Lincolnshire Commons, LLC	09-12031	361
Phase II Mall Subsidiary, LLC	09-12032	1,896
St. Cloud Mall L.L.C.	09-12033	1,874
Valley Hills Mall L.L.C.	09-12034	447
GGP Holding, Inc.	09-12035	139
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	171
10190 Covington Cross, LLC	09-12041	35
1120/1140 Town Center Drive, LLC	09-12042	54
1160/1180 Town Center Drive, LLC	09-12043	302
1201-1281 Town Center Drive, LLC	09-12044	17

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	5
1451 Center Crossing Drive, LLC	09-12047	9
1551 Hillshire Drive, LLC	09-12048	132
1635 Village Centre Circle, LLC	09-12049	3
1645 Village Center Circle, LLC	09-12050	9
9901-9921 Covington Cross, LLC	09-12051	17
9950-9980 Covington Cross, LLC	09-12052	11
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	1,190
Arizona Center Parking, LLC	09-12055	52
Augusta Mall Anchor Acquisition, LLC	09-12056	12
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	1
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	553
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	(7)
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	580
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	76
Boise Mall, LLC	09-12071	2,117
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	60
Boulevard Associates	09-12074	653
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	87
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	959
Chapel Hills Mall L.L.C.	09-12082	(519)
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	183
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	973
Colony Square Mall L.L.C.	09-12088	90
Columbia Mall L.L.C.	09-12089	785
Coronado Center L.L.C.	09-12090	1,576
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	25
Country Hills Plaza, LLC	09-12093	9
Deerbrook Mall, LLC	09-12094	836
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	192
Eastridge Shopping Center L.L.C.	09-12098	1,350
Eden Prairie Anchor Building L.L.C.	09-12099	113
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	2,807
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	969
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	217
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,046
Fashion Place, LLC	09-12109	1,156
Fashion Place Anchor Acquisition, LLC	09-12110	1
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,468
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	99
Gateway Overlook Business Trust	09-12117	474
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	2
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	44
GGP Knollwood Mall, LP	09-12128	572
GGP Natick Residence LLC	09-12129	275
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	3
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,253
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	194
GGP-Glenbrook L.L.C.	09-12138	1,141
GGP-Glenbrook Holding L.L.C.	09-12139	2
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,440
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	350
GGP-Newgate Mall, LLC	09-12148	321
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,476
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	83
GGP-Tucson Mall L.L.C.	09-12155	1,363
GGP-UC L.L.C.	09-12156	151
Grand Canal Shops II, LLC	09-12157	3,293
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	185
Hocker Oxmoor, LLC	09-12166	671
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	31
Howard Hughes Corporation, The	09-12169	421
Howard Hughes Properties, Inc.	09-12170	542
Howard Hughes Properties, Limited Partnership	09-12171	26
Howard Hughes Properties IV, LLC	09-12172	30
Howard Hughes Properties V, LLC	09-12173	45
HRD Parking, Inc.	09-12174	8
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	938
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,268
Lakeview Square Limited Partnership	09-12183	70
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	120
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	3,430
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	6
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	106
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	101
Mayfair Mall, LLC	09-12198	646
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,124
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	40
North Star Anchor Acquisition, LLC	09-12206	74
North Star Mall, LLC	09-12207	1,929
North Town Mall, LLC	09-12208	163
Northgate Mall L.L.C.	09-12209	96
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	127
Oglethorpe Mall L.L.C.	09-12212	1,402
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	273
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,267
PDC Community Centers L.L.C.	09-12220	290
PDC-Eastridge Mall L.L.C.	09-12221	345
PDC-Red Cliffs Mall L.L.C.	09-12222	209
Peachtree Mall L.L.C.	09-12223	600
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	383
Pierre Bossier Mall, LLC	09-12226	108
Pine Ridge Mall L.L.C.	09-12227	221
Pioneer Office Limited Partnership	09-12228	166
Pioneer Place Limited Partnership	09-12229	206
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	420
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	1
Ridgedale Center, LLC	09-12237	3,032
Rio West L.L.C.	09-12238	66
River Falls Mall, LLC	09-12239	39
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	1,381
Rogue Valley Mall L.L.C.	09-12242	820
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	3,374
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	2
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	167
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	177
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	885
Saint Louis Galleria L.L.C.	09-12266	1,611
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	18,135
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	263
Sikes Senter, LLC	09-12270	633
Silver Lake Mall, LLC	09-12271	33
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	422
Southlake Mall L.L.C.	09-12274	787
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	114
Spring Hill Mall L.L.C.	09-12279	1,162
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,712
Summerlin Centre, LLC	09-12284	1,785

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	189
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	1,052
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	670
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	71
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	2,118
U.K.-American Properties, Inc.	09-12298	1,307
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	3
VCK Business Trust	09-12301	222
Victoria Ward Center L.L.C.	09-12302	140
Victoria Ward Entertainment Center L.L.C.	09-12303	119
Victoria Ward, Limited	09-12304	19,076
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	44
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	19
Visalia Mall, L.P.	09-12309	352
Vista Ridge Mall, LLC	09-12310	957
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	142
Ward Plaza-Warehouse, LLC	09-12313	239
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	87
Westwood Mall, LLC	09-12316	69
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	148
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	411
Woodbridge Center Property, LLC	09-12322	1,612
Woodlands Mall Associates, LLC, The	09-12323	2,002
10000 Covington Cross, LLC	09-12324	5

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	May 31, 2010
		(In thousands)
10 CCC Business Trust	09-12457	28
20 CCC Business Trust	09-12458	43
30 CCC Business Trust	09-12459	148
Capital Mall L.L.C.	09-12462	397
GGP-Columbiana Trust	09-12464	119
GGP-Gateway Mall L.L.C.	09-12467	461
Grand Traverse Mall Partners, LP	09-12469	117
Greenwood Mall L.L.C.	09-12471	537
Kalamazoo Mall L.L.C.	09-12472	380
Lancaster Trust	09-12473	1,149
Mondawmin Business Trust	09-12474	272
Running Brook Business Trust	09-12475	1
Town Center East Business Trust	09-12476	37
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$203,503

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	May 31, 2010
	(In thousands)
Current	$(9,795)	*
31 - 60 days	5,110
61 - 90 days	1,260
91 - 120 days	8,331
Over 120 days	42,746

Gross Amount	$47,652

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	May 31, 2010	May 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	1/13/2017	6.99%	8,229	48
Ala Moana A1	6/30/2018	5.60%	1,179,698	5,692
Ala Moana A2	6/30/2018	5.52%	298,094	1,417
Augusta Mall	11/10/2017	5.49%	174,058	823
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,620	74
Bay City	12/2/2013	5.30%	23,619	108
Bayshore	8/31/2016	7.13%	30,372	180
Beachwood Place	10/7/2017	5.60%	236,169	1,139
Bellis Fair	2/14/2018	7.34%	59,493	364
Boise Towne Plaza	7/9/2015	4.70%	10,664	43
Boise Towne Square	8/11/2017	6.64%	69,257	396
Brass Mill	4/10/2016	4.55%	119,503	468
Burlington	7/1/2015	5.03%	25,847	112
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	19,917	125
Chapel Hills	10/11/2010	5.04%	113,440	492
Chico Mall	2/11/2009	4.74%	55,726	227
Collin Creek Mall	7/9/2016	6.78%	65,678	383
Columbia Mall (MO)	5/3/2017	6.05%	89,642	467
Coronado	12/6/2016	5.08%	165,516	723
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,446	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,446	26
Country Hills	6/1/2016	6.04%	13,320	69
Crossroads Center (MN)	1/30/2014	4.73%	82,467	336
Deerbrook	1/1/2014	3.46%	70,771	211
Eagle Ridge	10/12/2015	5.41%	46,726	218
Eastridge (CA) Note A	8/31/2017	5.92%	132,956	677
Eastridge (CA) Note B	8/31/2017	5.32%	36,334	166
Eastridge (WY )	12/4/2016	5.08%	38,374	168
Eden Prairie	9/30/2014	4.67%	78,031	314
Fallbrook	1/3/2018	6.14%	84,668	447
Faneuil Hall	9/30/2016	5.57%	92,542	444
Fashion Place	4/5/2014	5.30%	141,844	648
Four Seasons	6/11/2017	5.60%	97,490	470
Fox River	9/3/2016	5.96%	193,859	995
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,486	434
Gateway	10/1/2014	7.28%	39,033	245
Gateway Overlook	8/30/2016	5.78%	54,770	272
Glenbrook	12/30/2016	4.91%	173,713	735
Grand Canal Shoppes	5/1/2014	4.78%	385,145	1,585
Grand Traverse	10/1/2012	5.02%	83,663	361
Greenwood	10/1/2014	7.28%	43,823	275
Harborplace	4/5/2016	5.79%	49,747	248
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	6/7/2015	5.03%	110,728	480
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2014	4.57%	181,593	714
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,875	60
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,106	45
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,207	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,085	19
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,655	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,489	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,373	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,468	6
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,675	14
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,259	20
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,719	25
Knollwood	10/10/2017	5.35%	39,219	181
Lakeside Mall	6/1/2016	4.28%	176,166	649
Lakeview Square	3/1/2016	5.81%	40,667	204
Lansing I	1/1/2014	9.35%	22,879	182
Lincolnshire Commons	9/30/2016	5.98%	27,887	144
Lynnhaven	7/6/2015	5.05%	232,388	1,011
Maine	12/10/2016	4.84%	211,914	882
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	344

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	May 31, 2010	May 31 (b)
			(Dollars in thousands)
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	141,536	586
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	5/3/2017	6.05%	105,579	550
Moreno Valley	9/11/2013	5.96%	86,254	442
Newgate	4/1/2014	4.84%	40,062	167
Newpark	8/2/2014	7.45%	66,947	429
North Point	2/29/2016	5.48%	211,990	1,001
North Star	1/4/2015	4.43%	227,362	867
Northgate	9/1/2016	5.88%	44,332	225
Northridge Fashion	12/30/2014	7.24%	123,822	747
Oglethorpe	7/2/2015	4.89%	138,555	584
Oviedo	5/7/2012	5.12%	50,813	224
Oxmoor	12/2/2016	6.85%	55,981	330
Park City Note A	4/1/2014	4.74%	117,264	478
Park City Note B	4/1/2014	7.10%	28,757	176
Park Place	1/11/2015	5.15%	172,834	766
Peachtree	6/1/2015	5.08%	87,850	384
Pecanland	1/1/2014	4.28%	55,849	206
Piedmont	9/6/2016	5.98%	33,399	172
Pine Ridge	12/4/2016	5.08%	25,873	113
Prince Kuhio	1/1/2014	3.45%	36,726	109
Providence Place 2	3/11/2015	5.03%	248,505	1,075
Providence Place 3 (*)	3/11/2015	5.12%	52,340	231
Providence Place 4 (*)	3/11/2015	5.93%	34,347	176
Providence Place Pilot A1	7/1/2016	7.75%	22,338	144
Providence Place Pilot A2	6/30/2028	7.75%	23,116	149
Red Cliffs	12/4/2016	5.08%	24,591	108
Regency Square	7/1/2015	3.59%	91,182	282
Ridgedale	9/30/2016	4.86%	174,560	731
River Hills	1/3/2018	6.14%	79,687	421
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,536	108
RiverTown Senior Loan	12/30/2014	7.29%	100,040	608
Rogue Valley	7/1/2014	7.85%	25,895	175
Sikes Senter	6/1/2017	5.20%	60,213	270
Sooner Fashion	1/3/2018	6.14%	59,765	316
Southlake	12/1/2019	6.44%	99,631	552
Southland	1/1/2014	3.62%	78,991	246
Southland (RSE)	3/5/2010	4.97%	106,599	456
St. Louis Galleria	1/3/2017	4.86%	232,647	973
Staten Island 1	10/1/2015	5.09%	84,801	367
Staten Island 2	10/1/2015	8.15%	68,307	473
Staten Island 3	10/1/2015	5.61%	124,731	583
Steeplegate Note A	8/1/2014	4.75%	61,944	253
Steeplegate Note B	8/1/2014	5.78%	14,304	71
Stonestown Note A	9/1/2017	5.85%	155,441	783
Stonestown Note B	9/1/2017	5.65%	59,936	292
The Boulevard	7/1/2018	4.27%	104,923	386
The Crossroads (MI)	1/1/2014	7.40%	38,941	248
The Woodlands Note A	6/12/2016	5.91%	184,086	937
The Woodlands Note B	6/12/2016	5.91%	54,728	279
Three Rivers	12/4/2016	5.08%	21,065	92
Town East	1/1/2014	3.46%	102,331	305
Tucson Mall	1/1/2014	4.26%	114,305	419
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,906	14
Tysons Galleria — Note A	9/11/2017	5.69%	222,344	1,089
Tysons Galleria — Note B	9/11/2017	6.00%	31,347	162
Valley Hills	3/4/2016	4.73%	55,576	226
Valley Plaza	1/10/2016	3.90%	92,735	311
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	88,035	425
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	9,497	56
Visalia	1/1/2014	3.78%	40,005	130
Vista Ridge	4/10/2016	6.87%	78,590	450
Ward Centre & Ward Entertainment	1/1/2014	4.33%	56,968	213
Washington Park	3/31/2016	5.35%	11,855	55
West Valley	1/1/2014	3.43%	54,194	160
White Marsh	9/1/2017	5.62%	186,599	874
Willowbrook Mall	6/30/2016	6.82%	155,489	913
Woodbridge Corporation	6/1/2014	4.24%	203,137	742

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	May 31, 2010		May 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			$16,248,210		$74,453

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.53%	35,054		76
Bank Note — Birchwood Mall	7/11/2013	2.53%	44,308		96
Bank Note — Cache Valley	7/11/2013	2.53%	28,043		61
Bank Note — Colony Square	7/11/2013	2.53%	25,239		55
Bank Note — Columbiana	7/11/2013	2.53%	105,441		229
Bank Note — Fallen Timbers	7/11/2013	2.53%	42,401		92
Bank Note — Foothills	7/11/2013	2.53%	50,758		110
Bank Note — Grand Teton	7/11/2013	2.53%	48,795		106
Bank Note — Mall at Sierra Vista	7/11/2013	2.53%	23,556		51
Bank Note — Mall of the Bluffs	7/11/2013	2.53%	35,951		78
Bank Note — Mayfair	7/11/2013	2.53%	274,932		598
Bank Note — Mondawmin	7/11/2013	2.53%	84,689		184
Bank Note — North Plains	7/11/2013	2.53%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.53%	114,976		250
Bank Note — Oakwood	7/11/2013	2.53%	75,772		165
Bank Note — Owings Mills	7/11/2013	2.53%	53,281		116
Bank Note — Pierre Bossiere	7/11/2013	2.53%	40,382		88
Bank Note — Pioneer Place	7/11/2013	2.53%	156,764		341
Bank Note — Salem Center	7/11/2013	2.53%	41,728		91
Bank Note — Silver Lake Mall	7/11/2013	2.53%	18,228		40
Bank Note — Southwest Plaza	7/11/2013	2.53%	96,187		209
Bank Note — Spring Hill	7/11/2013	2.53%	68,088		148
Bank Note — Westwood Mall	7/11/2013	2.53%	24,117		52
Bank Note — White Mountain	7/11/2013	2.53%	10,656		23
Fashion Show	3/15/2009	6.34%	644,830		3,509
Oakwood Center	3/16/2009	1.80%	95,000		146
Palazzo	3/15/2009	6.34%	249,202		1,356

Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.55%	590,000		779
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.55%	1,987,500		2,624
TRUPS (*)(d)	4/30/2036	1.78%	206,200		316

Variable Rate Debt			5,682,734		16,662

Total Debt — All Debtors			$21,930,944	(e)	$91,115

(a)	Reflects the variable contract rate as of May, 31 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	May 31, 2010	May 31, 2010	May 31, 2010	May 31, 2010
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$802	$1,206	$14,495	$9,188
AlixPartners, LLP	1,560	1,000	19,170	11,146
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	155	376	2,012	1,278
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	65	168	1,865	1,623
Deloitte & Touche LLP	328	—	5,184	2,336
Deloitte Tax LLP	42	—	742	422
Epiq Solutions	—	—	18	15
Ernst & Young LLP	62	59	1,099	719
FTI Consulting	253	173	3,484	2,210
Grant Thornton	2	4	26	16
Halperin Battaglia Raicht LLP	26	20	229	148
Hewitt Associates	—	—	586	—
Houlihan Lokey	1,098	249	11,543	2,379
Hughes Hubbard & Reed LLP	14	93	310	93
Jenner & Block	58	22	1,702	1,163
Kirkland & Ellis LLP (1)	1,751	—	26,093	15,924
KPMG LLP	—	—	70	60
Kurtzman Carson Consultants LLC	366	435	4,984	4,253
Miller Buckfire & Co LLC (1)	1,760	288	17,937	5,630
PricewaterhouseCoopers	50	2	210	96
Saul Ewing LLP	455	—	2,692	1,333
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	2,979	—	6,429	—
Weil, Gotshal & Manges LLP (1)	3,677	3,162	39,488	19,174

Total	$15,503	$7,257	$160,397	$79,231

Professional Fees Summary (See Note 7)
Restructuring costs	$14,723	$6,778	$147,495	$72,405
General & administrative	738	23	10,565	3,089
Other(2)	42	456	2,337	3,737

Total	$15,503	$7,257	$160,397	$79,231

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED MAY 31, 2010

		Date and
		Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #311	Condominium Unit Sale	Brian Ziman	$340
	Natick, MA	05/20/10
GGP Natick Residence LLC	Condominium Unit #503	Condominium Unit Sale	Stephen D. and Susan H. Richman	$269
	Natick, MA	05/20/10
GGP Natick Residence LLC	Condominium Unit #407	Condominium Unit Sale	Tatsushi Izuta and Cheryl Saletnik	$394
	Natick, MA	05/24/10
GGP Natick Residence LLC	Condominium Unit #141	Condominium Unit Sale	Justin Castelli	$230
	Natick, MA	05/24/10
GGP Natick Residence LLC	Condominium Unit #923	Condominium Unit Sale	Thomas Hummel	$403
	Natick, MA	05/24/10
GGP Natick Residence LLC	Condominium Unit #541	Condominium Unit Sale	Nicholas Athanassiou	$457
	Natick, MA	05/27/10
GGP Natick Residence LLC	Condominium Unit #411	Condominium Unit Sale	Ed Lee	$359
	Natick, MA	05/28/10
GGP Natick Residence LLC	Condominium Unit 13,	Condominium Unit Sale	Christopher Smalley	$99
	Village Hill Lane #21	05/14/10
	Natick, MA
GGP Natick Residence LLC	Condominium Unit 59,	Condominium Unit Sale	Christine Murray	$135
	Village Brook Lane #4	05/20/10
	Natick, MA
HHPI	Town Center Pedestrian Bridge	05/11/10 - Right of Entry Easement	NV Energy	$0
		(for maintaining and constructing electrical facilities)

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: May 31, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X(2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X(3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $7.3 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $39.5million.

(3)	As previously described in Note 6 of the May 2009 MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.